CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 154 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2022, relating to the financial statements and financial highlights of BlueStar Israel Technology ETF (a series of ETF Managers Trust), included in the September 30, 2022 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 154 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2022, relating to the financial statements and financial highlights of Wedbush ETFMG Video Game Tech ETF and Wedbush ETFMG Global Cloud Technology ETF (each a series of ETF Managers Trust), included in the September 30, 2022 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 154 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2022, relating to the financial statements and financial highlights of AI Powered Equity ETF (a series of ETF Managers Trust), included in the September 30, 2022 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 154 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2022, relating to the financial statements and financial highlights of ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Sit Ultra Short ETF and ETFMG Treatments, Testing and Advancements ETF (each a series of ETF Managers Trust), included in the September 30, 2022 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 154 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2022, relating to the financial statements and financial highlights of ETFMG Prime Junior Silver Miners ETF and ETFMG Prime 2x Daily Junior Silver Miners ETF (each a series of ETF Managers Trust) included in the September 30, 2022 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 154 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2022, relating to the financial statements and financial highlights of ETFMG Alternative Harvest ETF and ETFMG U.S. Alternative Harvest ETF (each a series of ETF Managers Trust) included in the September 30, 2022 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 154 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2022, relating to the financial statements and financial highlights of Etho Climate Leadership U.S. ETF (a series of ETF Managers Trust), included in the September 30, 2022 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 154 to the Registration Statement on Form N-1A of ETF Managers Trust of our report dated November 29, 2022, relating to the financial statements and financial highlights of ETFMG Travel Tech ETF and ETFMG 2x Daily Travel Tech ETF (each a series of ETF Managers Trust) included in the September 30, 2022 Annual Report of ETF Managers Trust on Form N-CSR.

We also consent to the references to our Firm under the captions “Fund Service Providers” and “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, which are a part of such registration statement.

/s/ WithumSmith+Brown, PC
New York, NY
January 26, 2023